EXHIBIT     DESCRIPTION

EX-99.B1 a) Agreement and Declaration of Trust dated May 31, 1995, is incorporated herein by reference to Exhibit 1 of Post-Effective Amendment No. 28 filed on May 29, 1996 (Accession # 0000773674-96-000004).

            b) Amendment to the Declaration of Trust dated October 21, 1996 is incorporated herein by reference to Exhibit 1 of Post-Effective Amendment No. 31 filed on February 7, 1997 (Accession # 0000773674-97-000002).

            c) Amendment to the Declaration of Trust dated January 20, 1997 with respect to the American Century - Benham Inflation-Adjusted Treasury Fund is incorporated herein by reference to Exhibit 1 of Post-Effective Amendment No. 31 filed on February 7, 1997 (Accession # 0000773674-97-000002).

            d) Amendment to the Declaration of Trust dated August 1, 1997, is incorporated by reference to Exhibit 1 to Post-Effective Amendment No. 34 to the Registration Statement, filed August 29, 1997 (Accession # 0000773674-97-000019).

EX-99.B2 Amended and Restated Bylaws, dated May 17, 1995, are incorporated herein by reference to Exhibit 2 of Post-Effective Amendment No. 28 filed on May 29, 1996 (Accession # 0000773674-96-000004).

EX-99.B4 a) Specimen copy of American Century - Benham GNMA Fund share certificate is incorporated herein by reference to Exhibit 4 to the registration statement filed on July 26, 1985.

            b) Specimen copy of American Century - Benham Short-Term Government Fund share certificate is incorporated herein by reference to
            Exhibit 4 to Post-Effective Amendment No. 17 filed on September 30, 1991.

            c) Specimen copy of American Century - Benham Intermediate-Term Treasury Fund share certificate is incorporated herein by reference to Exhibit 4 to Post-Effective Amendment No. 18 filed on November 27, 1991.

            d) Specimen copy of American Century - Benham Government Agency Money Market Fund share certificate is incorporated herein by reference to Exhibit 4 to Post-Effective Amendment No. 18 filed on November 27, 1991.

            e) Specimen copy of American Century - Benham Short-Term Treasury Fund share certificate is incorporated herein by reference to
            Exhibit 4(e) to Post-Effective Amendment No. 24 filed on November 29, 1992.

            f) Specimen copy of American Century - Benham Long-Term Treasury Fund share certificate is incorporated herein by reference to
            Exhibit 4(f) to Post-Effective Amendment No. 24 filed on November 29, 1992.

            g) Specimen copy of American Century - Benham Inflation-Adjusted Treasury Fund share certificate is incorporated herein by reference to Exhibit 4 of Post-Effective Amendment No. 31 filed on February 7, 1997 (Accession # 0000773674-97-000002).

            h) Specimen copy of American Century - Benham Capital Preservation Fund share certificate to be filed by amendment.

EX-99.B5 a) Investor Class Management Agreement between American Century Government Income Trust and American Century Investment Management, Inc. dated August 1, 1997, is incorporated herein by reference to
            Exhibit 5 of Post-Effective Amendment No. 33 to the Registration Statement, filed July 31, 1997 (Accession #773674-97-000014).

            b) Advisor Class Investment Management Agreement between American Century Government Income Trust and American Century Investment Management, Inc., dated August 1, 1997, is incorporated herein by reference to Exhibit 5(b) of Post-Effective Amendment No. 27 to the Registration Statement for American Century Target Maturities Trust, filed August 29, 1997.

EX-99.B6 Distribution Agreement between American Century Government Income Trust and Funds Distributor, Inc., dated January 15, 1998, is incorporated herein by reference to Exhibit 6 of Post-Effective Amendment No. 28 to the Registration Statement of American Century Target Maturities Trust, filed January 30, 1998 (Accession #757928-98-000002).

EX-99.B8 Custodian Agreement between American Century Government Income Trust and The Chase Manhattan Bank, dated August 9, 1996, is incorporated herein by reference to Exhibit 8 of Post-Effective Amendment No. 31 filed on February 7, 1997 (Accession # 0000773674-97-000002).

EX-99.B9 Transfer Agency Agreement between American Century Government Income Trust and American Century Services Corporation, dated August 1, 1997, is incorporated herein by reference to Exhibit 9 of Post-Effective Amendment #33, filed on July 31, 1997 (Accession #773674-97-000014).

EX-99.B10   a)  Opinion  and  consent  of  counsel  as to  the  legality  of the securities  being  registered,  dated May 30,  1997 is  incorporated herein by  reference  to Rule  24f-2  Notice  filed on May 30,  1997
            (Accession # 773674-97-000009).

            b) Opinion and consent of counsel as to the legality of the American Century - Benham Capital Preservation Fund is incorporated herein by reference to Exhibit 10(b) of Post-Effective No. 33 to the Registration Statement, filed July 31, 1997 (Accession #773674-97-000014).

EX-99.B11   a)  Consent  of KPMG Peat  Marwick  LLP,  independent  auditors,  is incorporated  herein by  reference  to Exhibit 11 of  Post-Effective
            Amendment No. 33 to the  Registration  Statement,  filed on July 31,
            1997 (Accession #773674-97-000014).

            b) Consent of Coopers & Lybrand LLP, independent accountants, is included herein.

EX-99.B14   a) American Century Individual  Retirement  Account Plan,  including all instructions and other relevant documents,  dated February 1992,
            is   incorporated   herein  by   reference   to  Exhibit   14(a)  to
            Post-Effective Amendment No. 23 filed on September 28, 1992.

            b) American Century Pension/Profit Sharing plan, including all instructions and other relevant documents, dated February 1992, is incorporated herein by reference to Exhibit 14(b) to Post-Effective Amendment No. 23 filed on September 28, 1992.

EX-99.B15   Master  Distribution  and  Shareholder  Services  Plan  of  American
            Century Government Income Trust, American Century International Bond
            Fund,  American Century Target Maturities Trust and American Century
            Quantitative  Equity Funds (Advisor  Class) dated August 1, 1997, is incorporated  herein by  reference  to Exhibit 15 of  Post-Effective
            Amendment No. 27 to the Registration  Statement for American Century
            Target   Maturities   Trust,   filed  August  29,  1997   (Accession
            #757928-97-000004).

EX-99.B16   a) Schedule for computation of each performance  quotation  provided in  response  to Item 22 is  incorporated  herein  by  reference  to
            Exhibit 16 of  Post-Effective  Amendment No. 33 to the  Registration
            Statement, filed July 31, 1997 (Accession #773674-97-000014).

            b)  Schedule  for   computation  of  American   Century   Short-Term
            Government's performance quotation is included herein.

EX-99.B17   Power of Attorney dated January 15, 1998, is included herein.

EX-99.B18   Multiple  Class Plan of American  Century  California  Tax-Free  and
            Municipal Funds,  American Century Government Income Trust, American
            Century International Bond Funds, American Century Investment Trust,
            American Century Municipal Trust, American Century Target Maturities
            Trust and American Century Quantitative Equity Funds dated August 1,
            1997,  is  incorporated   herein  by  reference  to  Exhibit  15  of
            Post-Effective  Amendment No. 27 to the  Registration  Statement for
            American  Century  Target  Maturities  Trust,  filed August 29, 1997
            (Accession #757928-97-000004).

EX-27.5.1   FDS for American Century - Benham Short-Term Government Fund.